U.S. Securities and Exchange Commission Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 7, 2003


                             RENTECH, INC.

          (Exact name of registrant as specified in its charter)

Colorado                         0-19260             84-0957421
(State of incorporation)   (Commission File Number)  (IRS Employer
                                                     Identification No.)

1331 17th Street, Suite 720, Denver, Colorado        80202
(Address of principal executive offices)             Zip Code)

                           (303) 298-8008

(Registrant's telephone number, including area code) N/A (Former name or former address, if changed since last report)


Item 5.  Other Events and Regulation FD Disclosure.

     OKON, Inc., a wholly-owned subsidiary of Rentech, Inc. has been identified by a national retail paint company as a prime supplier of water based stains and sealers for its stores. The paint company operates approximately 460 retail stores coast to coast, and in Alaska and Hawaii. OKON's line of 26 concrete and masonry water repellent sealers and stains will be available or sale in these stores to commercial, industrial, residential and DIY (Do It Yourself) customers.

     OKON produces proprietary, VOC compliant, water based, water repellant stains and sealers for concrete, masonry and wood. OKON's primary marketing efforts have been directed to professionals in the construction industry working on commercial and industrial architecturally specified projects for over thirty years. The new arrangement provides OKON an unique opportunity to also market its water based products through a paint company having national distribution.

     Statements made in this report and the information incorporated by reference into this report that are not historical factual statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. This section is included for purposes of complying with those safe harbor provisions. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of Rentech and its officers and can be identified by the use of terminology such as "may," "will," "expect," "believe," "intend," "plan," "estimate," "anticipate," "should" and other comparable terms or the negative of them. In addition, we, through our senior management, from time to time make forward-looking oral and written public statements concerning our expected future operations and other developments. You are cautioned that, while forward-looking statements reflect our good faith belief and best judgment based upon current information, they are not guarantees of future performance and are subject to known and unknown risks and uncertainties. These risks and uncertainties could cause actual results to differ materially from expectations. We disclaim any intention or obligation to update or revise any forward-looking statements or to update the reasons why actual results could differ materially from those projected in the forward-looking statements, whether as a result of new information, future events or otherwise. Any forward-looking statements, whether made in this report or elsewhere, should be considered in context with the risk factors discussed or incorporated by reference in this report and the various disclosures made by us about our businesses in our various public reports.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             RENTECH, INC.

                         By:  /s/ Ronald C. Butz
                             -------------------------------------
                             Ronald C. Butz
                             Vice President and Chief Operating Officer

Date:  May 7, 2003